UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 2004
                                                           ------------


                           PENDER INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0 - 50045                33-0823179
           --------                    ---------                ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


 123 Commerce Valley Drive East, Suite 300, Thornhill, Ontario, Canada, L3T 4Y3
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (905) 882-9835
                                 --------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT
--------------------------------------------

On July 9, 2004, J. Michael Page, our majority shareholder, acted by written consent and without a meeting to appoint Kalson G.H. Jang ("Jang") to our Board of Directors. On that same date, Mr. Page resigned as a director, leaving Jang as the sole remaining director.

ITEM 5.02.  ELECTION OF DIRECTORS
---------------------------------

New Directors. Jang accepted the position as our director.

On that same day, Jang acted by written consent to increase the size of our board of directors from two to three directors and to elect Antonio Manna and Minh Ngoc Pham ("Pham") as directors.

Kalson Jang is 26 years old and is our chairman and one of our directors. Jang graduated from University of Toronto in 2002 with a Bachelor of Commerce degree. From July 2000 to present, Jang has served as the Chief Operating Officer of Trillion Financial Group, a company whose president is Jang's father, Kalano Y.L. Jang. From April 2002 to May 2004, Jang also served Abnamro Asset Management as an internal analyst.

Jang also is the sole shareholder of Billion Financial Corporation. Billion has been loaning us funds to pay our expenses and the expenses of our wholly owned subsidiary IMM Investments Inc. These loans are not interest-bearing and are due on demand.

Minh Ngoc Pham is 48 years old and is our secretary, treasurer and one of our directors. Pham graduated from York University with degrees in Arts, Law and Business. Pham is a member of the Law Society of Upper Canada. Pham has served as a self-employed lawyer and notary public since 1988. Pham is also the president and a director of our wholly owned subsidiary IMM Investments Inc. Pham has performed legal services for us, and has billed us approximately $30,000 for those services.

Antonio Manna is 39 years old and is one of our directors. Manna graduated from Instituto Tecnico Commerciale Luigi Einaudi in Italy with a degree in
Accounting. From 1995 to the present, Manna has served as president on Cedargreen Landscape.

New Officers. On July 9, 2004, our directors elected Jang to serve as Chairman of the Board, Michael Ciavarella to serve as President and Chief Executive Officer and Pham to serve as Secretary and Treasurer.

Michael Ciavarella is 42 years old and is our president, chief executive. Ciavarella graduated from Laurentian University with a Bachelor of Science degree in science and engineering. From 2002 to the present, Ciavarella has served as a senior executive, life insurance underwriter and financial advisor for Trillion Financial Group, a company whose president is Kalano Y.L. Jang, father of our chairman Kalano Jang. From 1999 to 2002, Ciavarella served as a life insurance underwriter and financial advisor for Dagmar Insurance Services. From 1990 to 1999, Ciavarella served as a life insurance underwriter and financial advisor for Manulife Financial.

The Board of Directors does not have any committees at this time.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
-------------------------------------------------------------

On July 9, 2004, Jang, at the time our sole director, acted by written consent and pursuant to our bylaws to fix the size of our board of directors at three directors.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Pender International, Inc.
                                                --------------------------
                                                (Registrant)


                                                /s/ Michael Ciavarella
                                                -------------------------
                                                Michael Ciavarella
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: December 8, 2004